Fees Summary	Nov. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,100,009.80
Previously Paid Amount	0.00
Total Fee Amount	3,452.50
Total Offset Amount	1,994.63
Net Fee	$ 1,457.87